T. Rowe Price Institutional Large-Cap Value Fund

Supplement to Prospectus Dated May 1, 2014

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective October 31, 2015, Brian C. Rogers will step down as co-portfolio manager of the fund and a Co-Chairman of the fund’s Investment Advisory Committee. Mark S. Finn and John D. Linehan will continue to serve as co-portfolio managers and Co-Chairmen of the committee.

In section 3, the disclosure under “Portfolio Management” is supplemented as follows:

Effective October 31, 2015, Brian C. Rogers will step down as a Co-Chairman of the fund’s Investment Advisory Committee. Mark S. Finn and John D. Linehan will continue to serve as Co-Chairmen of the committee.

The date of this supplement is June 3, 2014.

E130-041 6/3/14